Exhibit 99.1

Veradigm to Explore Strategic Alternatives and Reaffirms 2024 Guidance

CHICAGO – May 28, 2024 – Veradigm Inc. (OTCMKTS: MDRX, the “Company”), a leading provider of healthcare data and technology solutions, today announced that it has initiated a process to explore strategic alternatives to maximize shareholder value.

As part of the evaluation process, Veradigm will explore potential strategic alternatives that may include, but are not limited to, a sale, merger, strategic business combination or other transaction. The Company cannot assure that its exploration will result in Veradigm pursuing a transaction or that any transaction, if pursued, will be completed on attractive terms, if at all. Veradigm has not set a timetable for completion of the evaluation process and does not intend to disclose further developments unless and until it is determined that further disclosure is appropriate.

“Veradigm has built a unique set of assets in the healthcare industry, including a high-quality data and technology platform that spans providers, payers and life sciences companies. We have added in-house, healthcare-specific generative AI capabilities to create new and exciting lines of business. These efforts complement our core business, which continues to be strong, profitable and healthy,” said Greg Garrison, the Company’s Executive Chairman. “The Board of Veradigm is exploring alternatives to drive our growth strategy and maximize shareholder value. The Company will remain focused on serving our customers, supporting our employees and growing our business.”

In connection with this announcement, the Company is reaffirming the following Fiscal 2024 guidance previously provided on March 13, 2024:

•	Revenue is expected between $620 million and $635 million

•	Adjusted EBITDA is expected between $104 million and $113 million

As previously disclosed, as of March 31, 2024, the Company had cash and cash equivalents of approximately $343 million, funded debt of $208 million (consisting of the principal amount of the Company’s 2019 convertible notes) and net cash of $135 million (cash and cash equivalents less funded debt consisting of the principal amount of the Company’s 2019 convertible notes).

J.P. Morgan Securities LLC is serving as financial advisor, and Sidley Austin LLP is serving as legal counsel to the Company.

About Veradigm®

Veradigm is a healthcare technology company that drives value through its unique combination of platforms, data, expertise, connectivity, and scale. The Veradigm Network features a dynamic community of solutions and partners providing advanced insights, technology, and data-driven solutions for the healthcare provider, payer, and biopharma markets. For more information about how Veradigm is fulfilling its mission of Transforming Health, Insightfully, visit www.veradigm.com, or find Veradigm on LinkedIn, Facebook, Twitter, and YouTube.

Disclaimer and Forward-Looking Statement Information

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding the Company’s review of strategic alternatives, the Company’s ability to complete any strategic transaction that may result from the review of strategic alternatives and expected financial results for 2024. These forward-looking statements are based on the current beliefs and expectations of the Company’s management with respect to future events, only speak as of the date that they are made and are subject to significant risks and uncertainties. Such statements can be identified by the use of words such as “future,” “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plan,” “predicts,” “will,” “would,” “could,” “continue,” “can,” “may,” “look forward,” “aim,” “hopes,” “seek” and similar terms, although not all forward-looking statements contain such words or expressions. Actual results could differ significantly from those set forth in the forward-looking statements.

Important factors that may cause actual results to differ materially from those in the forward-looking statements include, among others: whether the objectives of the review of strategic alternatives will be achieved; the terms, structure, benefits and costs of any strategic transaction that may result from the review of strategic alternatives; the timing of any such strategic transaction and whether any such strategic transaction will be consummated at all; the risk that the review of strategic alternatives and its announcement could have an adverse effect on (a) the ability of the Company to retain and hire key personnel and maintain relationships with customers, suppliers, employees and stockholders and (b) the Company’s operating results and business generally; the risk that the review of strategic alternatives could divert the attention and time of the Company’s management; the risk of any unexpected costs or expenses resulting from the review; the risk of any litigation relating to the review of strategic alternatives or any strategic transaction that may result therefrom; an increased risk of shareholder activism in connection with the review of strategic alternatives or any transaction that may result therefrom; further material delay in the Company’s financial reporting or ability to hold an annual meeting of stockholders; an inability to timely prepare restated financial statements; unanticipated factors or factors that the Company currently believes will not cause delay; the impacts of the previously disclosed, ongoing independent investigation by the Audit Committee of the Board that relates to the Company’s financial reporting, internal controls over financial reporting and disclosure controls (the “Audit Committee Investigation”), including on the Company’s remediation efforts and preparation of financial statements or other factors that could cause additional delay or adjustments; the possibility that the ongoing review may identify additional errors and material weaknesses or other deficiencies in the Company’s accounting practices; the likelihood that the control deficiencies identified or that may be identified in the future will result in additional material weaknesses in the Company’s internal control over financial reporting; risks relating to the Company’s voluntary disclosure to the U.S. Securities and Exchange Commission (the “SEC”) of information concerning the Audit Committee Investigation; risks relating to the putative securities class action lawsuit filed against the Company and any other future litigation or investigation relating to the Audit Committee Investigation; risks relating to the Company’s common stock not trading on a national securities exchange and deregistration from Section 12(b) of the Securities Exchange Act of 1934; unexpected costs, charges or expenses resulting from the ScienceIO acquisition; changes in the financial condition of the markets that the Company and ScienceIO serve; risks associated with ScienceIO’s product and service offerings or their respective results of operations; the challenges, risks and costs involved with integrating the operations of Science IO with the Company’s operations, including the diversion of management’s attention from the

Company’s ongoing business operations; the Company’s ability to realize the anticipated benefits of the ScienceIO acquisition; risks associated with the impact of the Change Healthcare cybersecurity incident on the Company’s customers and other third party business relations; and other factors contained in the “Risk Factors” section and elsewhere in the Company’s filings with the SEC from time to time, including, but not limited to, its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Report on Form 8-K filed on January 10, 2024. The Company does not undertake to update any forward-looking statements to reflect changed assumptions, the impact of circumstances or events that may arise after the date of the forward-looking statements, or other changes over time, except as required by law.

© 2024 Veradigm LLC and/or its affiliates. All rights reserved. Cited marks are the property of Veradigm LLC and/or its affiliates. All other product or company names are the property of their respective holders, all rights reserved.

For more information contact:

Investors:

Jenny Gelinas

312-506-1237

Jenny.Gelinas@veradigm.com

Media:

Ray Joske

ray.joske@veradigm.com